For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BLACKROCK FINANCIAL MANAGEMENT, INC.
1.  Issuer:  The Bank of New York Mellon Corp (2026)
2.  Date of Purchase:  4/25/2016		3.  Date offering commenced:  4/25/2016
4.  Underwriter(s) from whom purchased: Merrill Lynch,
 Pierce, Fenner & Smith Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Securities LLC for UBS-
PACE___________________________________________
6.  Aggregate principal amount or number of shares purchased:  $90,000
7.  Aggregate principal amount or total number of shares of offering:
  $750,000,000
8.  Purchase price (net of fees and expenses):  $99.645_______
9.  Initial public offering price:  $99.645_______
10.  Commission, spread or profit: 0.150%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.

d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_




_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Spencer Fleming___________________		Date:
8/31/2016

Print Name: Spencer Fleming, Portfolio Compliance




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BLACKROCK FINANCIAL MANAGEMENT, INC.
1.  Issuer:  The Bank of New York Mellon Corp (2021)
2.  Date of Purchase:  4/25/2016
		3.  Date offering commenced:  4/25/2016
4.  Underwriter(s) from whom purchased: Merrill Lynch, Pierce, Fenner &
 Smith Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Securities LLC for UBS-
PACE___________________________________________
6.  Aggregate principal amount or number of shares purchased:  $175,000
7.  Aggregate principal amount or total number of shares of offering:
$1,250,000,000
8.  Purchase price (net of fees and expenses):  $99.953_______
9.  Initial public offering price:  $99.953_______
10.  Commission, spread or profit: 0.150%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_




_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Spencer Fleming___________________		Date:
8/31/2016

Print Name: Spencer Fleming, Portfolio Compliance




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BLACKROCK FINANCIAL MANAGEMENT, INC.
1.  Issuer:  Wells Fargo & Company (2026)
2.  Date of Purchase:  4/15/2016		3.  Date offering commenced:  4/15/2016
4.  Underwriter(s) from whom purchased: Wells Fargo Securities, LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC__________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $234,000
7.  Aggregate principal amount or total number of shares of offering:
$3,000,000,000.00
8.  Purchase price (net of fees and expenses):  $99.657_______
9.  Initial public offering price:  $99.657_______
10.  Commission, spread or profit: 0.450%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Spencer Fleming___________________		Date:
8/31/2016

Print Name: Spencer Fleming, Portfolio Compliance




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BLACKROCK FINANCIAL MANAGEMENT, INC.
1.  Issuer:  TransDigm Inc.  (2026)
2.  Date of Purchase:  5/25/2016		3.  Date offering commenced:  5/25/2016
4.  Underwriter(s) from whom purchased: Morgan Stanley & Co. LLC.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Securities LLC for UBS-
PACE___________________________________________

6.  Aggregate principal amount or number of shares purchased:  $95,000
7.  Aggregate principal amount or total number of shares of offering:
  $950,000,000
8.  Purchase price (net of fees and expenses):  $100.00_______
9.  Initial public offering price:  $100.00_______
10.  Commission, spread or profit: 0.875%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_


_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Spencer Fleming___________________		Date:
8/31/2016

Print Name: Spencer Fleming, Portfolio Compliance




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BLACKROCK FINANCIAL MANAGEMENT, INC.
1.  Issuer:  Aetna (2019)
2.  Date of Purchase:  06/02/2016		3.  Date offering commenced:
06/02/2016
4.  Underwriter(s) from whom purchased: Citigroup Global Markets Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC___________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $60,000
7.  Aggregate principal amount or total number of shares of offering:
  $1,650,000,000
8.  Purchase price (net of fees and expenses):  $99.925_______
9.  Initial public offering price:  $99.925_______
10.  Commission, spread or profit: 0.450%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_


_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Spencer Fleming___________________		Date:
8/31/2016

Print Name: Spencer Fleming, Portfolio Compliance




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BLACKROCK FINANCIAL MANAGEMENT, INC.
1.  Issuer:  Aetna (2026)
2.  Date of Purchase:  06/02/2016		3.  Date offering commenced:
06/02/2016
4.  Underwriter(s) from whom purchased: Citigroup Global Markets Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC___________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $1,350,000
7.  Aggregate principal amount or total number of shares of offering:
  $2,800,000,000
8.  Purchase price (net of fees and expenses):  $99.626_______
9.  Initial public offering price:  $99.626_______
10.  Commission, spread or profit: 0.650%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_


_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Spencer Fleming___________________		Date:
8/31/2016

Print Name: Spencer Fleming, Portfolio Compliance




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BLACKROCK FINANCIAL MANAGEMENT, INC.
1.  Issuer:  JP Morgan Chase & Co. (2026)
2.  Date of Purchase:  05/31/2016		3.  Date offering commenced:
05/31/2016
4.  Underwriter(s) from whom purchased: J.P. Morgan Securities LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets LLC______
	___________________________________________

6.  Aggregate principal amount or number of shares purchased:  $150,000
7.  Aggregate principal amount or total number of shares of offering:
  $1,750,000,000
8.  Purchase price (net of fees and expenses):  $99.957_______
9.  Initial public offering price:  $99.957_______
10.  Commission, spread or profit: 0.450%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_


_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Spencer Fleming___________________		Date:
8/31/2016

Print Name: Spencer Fleming, Portfolio Compliance




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BLACKROCK FINANCIAL MANAGEMENT, INC.
1.  Issuer:  Barclays (2026)
2.  Date of Purchase:  05/05/2016		3.  Date offering commenced:
05/05/2016
4.  Underwriter(s) from whom purchased: Barclays Capital Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC___________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $685,000
7.  Aggregate principal amount or total number of shares of offering:
  $1,250,000,000
8.  Purchase price (net of fees and expenses):  $99.992_______
9.  Initial public offering price:  $99.992_______
10.  Commission, spread or profit: 0.450%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_


_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Spencer Fleming___________________		Date:
8/31/2016

Print Name: Spencer Fleming, Portfolio Compliance




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BLACKROCK FINANCIAL MANAGEMENT, INC.
1.  Issuer:  Crown Castle International Corp. (2026)
2.  Date of Purchase:  04/26/2016		3.  Date offering commenced:
04/26/2016
4.  Underwriter(s) from whom purchased:
Morgan Stanley & Co. LLC, Barclays Capital
Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC___________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $20,000
7.  Aggregate principal amount or total number of shares of offering:
  $750,000,000
8.  Purchase price (net of fees and expenses):  $99.695_______
9.  Initial public offering price:  $99.695_______
10.  Commission, spread or profit: 0.650%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_


_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Spencer Fleming___________________		Date:
8/31/2016

Print Name: Spencer Fleming, Portfolio Compliance




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BLACKROCK FINANCIAL MANAGEMENT, INC.
1.  Issuer:  Crown Castle International Corp. (2021)
2.  Date of Purchase:  04/26/2016		3.  Date offering commenced:
04/26/2016
4.  Underwriter(s) from whom purchased: Morgan Stanley & Co. LLC,
Barclays Capital Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC___________________________________________________
6.  Aggregate principal amount or number of shares purchased:  $15,000
7.  Aggregate principal amount or total number of shares of offering:
  $250,000,000
8.  Purchase price (net of fees and expenses):  $102.637_______
9.  Initial public offering price:  $102.637_______
10.  Commission, spread or profit: 0.600%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Spencer Fleming___________________		Date:
8/31/2016

Print Name: Spencer Fleming, Portfolio Compliance




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BLACKROCK FINANCIAL MANAGEMENT, INC.
1.  Issuer:  CMS Energy Corporation (2026)
2.  Date of Purchase:  05/02/2016		3.  Date offering commenced:
05/02/2016
4.  Underwriter(s) from whom purchased: RBC Capital Markets, LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC___________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $30,000
7.  Aggregate principal amount or total number of shares of offering:
  $300,000,000
8.  Purchase price (net of fees and expenses):  $99.622_______
9.  Initial public offering price:  $99.622_______
10.  Commission, spread or profit: 0.650%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_


_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Spencer Fleming___________________		Date:
8/31/2016

Print Name: Spencer Fleming, Portfolio Compliance




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BLACKROCK FINANCIAL MANAGEMENT, INC.
1.  Issuer:  Molson Coors Brewing Company (2026)
2.  Date of Purchase:  06/28/2016		3.  Date offering commenced:
06/28/2016
4.  Underwriter(s) from whom purchased: Merrill Lynch, Pierce, Fenner
 & Smith Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Securities
LLC________________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $6,415,000
7.  Aggregate principal amount or total number of shares of offering:
  $2,000,000,000
8.  Purchase price (net of fees and expenses):  $99.845_______
9.  Initial public offering price:  $99.845_______
10.  Commission, spread or profit: 0.450%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_


_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Spencer Fleming___________________		Date:
8/31/2016

Print Name: Spencer Fleming, Portfolio Compliance




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BLACKROCK FINANCIAL MANAGEMENT, INC.
1.  Issuer:  Lam Research Corporation (2026)
2.  Date of Purchase:  05/23/2016		3.  Date offering commenced:
05/23/2016
4.  Underwriter(s) from whom purchased: Goldman Sachs & Co.
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC___________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $32,000
7.  Aggregate principal amount or total number of shares of offering:
  $1,000,000,000
8.  Purchase price (net of fees and expenses):  $99.744_______
9.  Initial public offering price:  $99.744_______
10.  Commission, spread or profit: 0.650%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_


_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Spencer Fleming___________________		Date:
8/31/2016

Print Name: Spencer Fleming, Portfolio Compliance




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BLACKROCK FINANCIAL MANAGEMENT, INC.
1.  Issuer:  Lam Research Corporation (2023)
2.  Date of Purchase:  05/23/2016		3.  Date offering commenced:
05/23/2016
4.  Underwriter(s) from whom purchased: Citigroup Global Markets Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC___________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $51,000
7.  Aggregate principal amount or total number of shares of offering:
  $600,000,000
8.  Purchase price (net of fees and expenses):  $99.697_______
9.  Initial public offering price:  $99.697_______
10.  Commission, spread or profit: 0.625%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_


_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Spencer Fleming___________________		Date:
8/31/2016

Print Name: Spencer Fleming, Portfolio Compliance




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BLACKROCK FINANCIAL MANAGEMENT, INC.
1.  Issuer:  Lam Research Corporation (2021)
2.  Date of Purchase:  05/23/2016		3.  Date offering commenced:
05/23/2016
4.  Underwriter(s) from whom purchased: J.P. Morgan Securities LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC___________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $27,000
7.  Aggregate principal amount or total number of shares of offering:
  $800,000,000
8.  Purchase price (net of fees and expenses):  $99.916_______
9.  Initial public offering price:  $99.916_______
10.  Commission, spread or profit: 0.600%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_


_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Spencer Fleming___________________		Date:
8/31/2016

Print Name: Spencer Fleming, Portfolio Compliance




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
1.  Issuer:  Comcast Corporation
(2022)__________________20030NBV2____________
2.  Date of Purchase:  07/12/2016		3.  Date offering commenced:
07/12/2016
4.  Underwriter(s) from whom purchased: Citigroup Global Markets Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets, Morgan Stanley & Co.
LLC________________________________

6.  Aggregate principal amount or number of shares purchased:  $30,000,000
7.  Aggregate principal amount or total number of shares of offering:
  $700,000,000
8.  Purchase price (net of fees and expenses):  $99.901_______
9.  Initial public offering price:  $99.901_______
10.  Commission, spread or profit: 0250%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Gwen Fleming___________________		Date:
8/15/2016

Print Name:  Gwen Fleming, Portfolio Manager




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
1.  Issuer:  Comcast Corporation (2027)
                                               20030NBW0
2.  Date of Purchase:  07/12/2016		3.  Date offering commenced:
07/12/2016
4.  Underwriter(s) from whom purchased: Citigroup Global Markets Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets, Morgan Stanley & Co.
LLC_______________________________

6.  Aggregate principal amount or number of shares purchased:  85,000*
7.  Aggregate principal amount or total number of shares of offering:
  $1,400,000,000
8.  Purchase price (net of fees and expenses):  $99.880_______
9.  Initial public offering price:  $99.880_______
10.  Commission, spread or profit: 0.450%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Gwen Fleming___________________		Date:
8/15/2016

Print Name:  Gwen Fleming, Portfolio Manager
*as corrected



For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
1.  Issuer:  JP Morgan Chase & Co (2026)
                                     064058AF7
2.  Date of Purchase:  07/14/2016		3.  Date offering commenced:
07/14/2016
4.  Underwriter(s) from whom purchased: J.P. Morgan Securities LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC__________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $158,250,000
7.  Aggregate principal amount or total number of shares of offering:
  $3,000,000,000
8.  Purchase price (net of fees and expenses):  $99.784_______
9.  Initial public offering price:  $99.784_______
10.  Commission, spread or profit: 0.450%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Gwen Fleming___________________		Date:
8/15/2016

Print Name:  Gwen Fleming, Portfolio Manager




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
1.  Issuer:  Teva Pharmaceutical Finance Netherlands III B.V.
(2018)              88167AAA9
2.  Date of Purchase:  07/18/2016		3.  Date offering commenced:
07/18/2016
4.  Underwriter(s) from whom purchased: Barclays Capital Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets, Morgan Stanley & Co.
LLC________________________________

6.  Aggregate principal amount or number of shares purchased:  $90,000,000
7.  Aggregate principal amount or total number of shares of offering:
$1,500,000,000
8.  Purchase price (net of fees and expenses):  $99.914_______
9.  Initial public offering price:  $99.914_______
10.  Commission, spread or profit: 0.225%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Gwen Fleming___________________		Date:
8/15/2016

Print Name:  Gwen Fleming, Portfolio Manager




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
1.  Issuer:  Teva Pharmaceutical Finance Netherlands III B.V.
(2023)     88617AAD3
2.  Date of Purchase:  07/18/2016		3.  Date offering commenced:
07/18/2016
4.  Underwriter(s) from whom purchased: Barclays Capital Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC__________________________________________________

6.  Aggregate principal amount or number of shares purchased:
$125,000,000
7.  Aggregate principal amount or total number of shares of offering:
$3,000,000,000
8.  Purchase price (net of fees and expenses):  $99.666_______
9.  Initial public offering price:  $99.666____
10.  Commission, spread or profit: 0.400%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Gwen Fleming___________________		Date:
8/15/2016

Print Name:  Gwen Fleming, Portfolio Manager




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
1.  Issuer:  Teva Pharmaceutical Finance Netherlands III B.V.
 (2026)         88167AAE1
2.  Date of Purchase:  07/18/2016		3.  Date offering commenced:
07/18/2016
4.  Underwriter(s) from whom purchased: Barclays Capital Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC__________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $80,000,000
7.  Aggregate principal amount or total number of shares of offering:
$3,500,000,000
8.  Purchase price (net of fees and expenses):  $99.734_______
9.  Initial public offering price:  $99.734_______
10.  Commission, spread or profit: 0.450%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Gwen Fleming___________________		Date:
8/15/2016

Print Name:  Gwen Fleming, Portfolio Manager




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub Advisr  BLACKROK FINANCIAL MANAGEMENT,
INC.
1.  Issuer:  Aetna Inc.
(2021)_________________________________________________
2.  Date of Purchase:  06/02/2016		3.  Date offering commenced:
06/02/2016
4.  Underwriter(s) from whom purchased: Citigroup Global Markets Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Securities
LLC_______________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $40,000
7.  Aggregate principal amount or total number of shares of offering:
$1,850,000,000
8.  Purchase price (net of fees and expenses):  $99.99_____
9.  Initial public offering price:  $99.99_______
10.  Commission, spread or profit: 0.600%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_


_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Spencer Fleming___________________		Date:
8/31/2016

Print Name:  Spencer Fleming, Portfolio Compliance




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
1.  Issuer:  The Bank of New York Mellon Corporation
(2049)____________064058AF7_
2.  Date of Purchase:  07/25/2016		3.  Date offering commenced:
07/25/2016
4.  Underwriter(s) from whom purchased: Morgan Stanley & Co.
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Securities
LLC________________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $120,000
7.  Aggregate principal amount or total number of shares of offering:
  $1,000,000,000
8.  Purchase price (net of fees and expenses):  $100.000_______
9.  Initial public offering price:  $100.000_______
10.  Commission, spread or profit: 1.000______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Gwen Fleming___________________		Date:
8/15/2016

Print Name:  Gwen Fleming, Portfolio Manager




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
1.  Issuer:  Northern Trust Corporation
                                665859AQ7
2.  Date of Purchase:  08/01/2016		3.  Date offering commenced:
08/01/2016
4.  Underwriter(s) from whom purchased: Morgan Stanley & Co. LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Securities
LLC_______________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $24,000,000
7.  Aggregate principal amount or total number of shares of offering:
  $500,000,000
8.  Purchase price (net of fees and expenses):  $100.000_______
9.  Initial public offering price:  $100.000_______
10.  Commission, spread or profit: 1.000%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Gwen Fleming___________________		Date:
8/15/2016

Print Name:  Gwen Fleming, Portfolio Manager




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
1.  Issuer:  International Paper Company (2027)                       460146CP6
2.  Date of Purchase:  08/02/2016		3.  Date offering commenced:
08/02/2016
4.  Underwriter(s) from whom purchased: J.P. Morgan Securities LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC__________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $119,549
7.  Aggregate principal amount or total number of shares of offering:
  $1,100,000,000
8.  Purchase price (net of fees and expenses):  $99.624_______
9.  Initial public offering price:  $99.624_______
10.  Commission, spread or profit: 0.650%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Gwen Fleming___________________		Date:
8/15/2016

Print Name:  Gwen Fleming, Portfolio Manager




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
1.  Issuer:  Barclays PLC (2021)
                                                       06738EAQ8
2.  Date of Purchase:  08/03/2016		3.  Date offering commenced:
08/03/2016
4.  Underwriter(s) from whom purchased: Barclays Capital Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC__________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $729,533
7.  Aggregate principal amount or total number of shares of offering:
  $1,350,000,000
8.  Purchase price (net of fees and expenses):  $99.936_______
9.  Initial public offering price:  $99.936_______
10.  Commission, spread or profit: 0.325%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Gwen Fleming___________________		Date:
9/12/2016

Print Name:  Gwen Fleming, Portfolio Manager




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
1.  Issuer:  JPMorgan Chase & Co (2023)
46625HRW2
2.  Date of Purchase:  10/17/2016		3.  Date offering commenced:
10/17/2016
4.  Underwriter(s) from whom purchased: J.P. Morgan Securities LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC__________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $13,500,000
7.  Aggregate principal amount or total number of shares of offering:
  $2,000,000,000
8.  Purchase price (net of fees and expenses):  $100.000_______
9.  Initial public offering price:  $100.000_______
10.  Commission, spread or profit: 0.400%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Gwen Fleming___________________		Date:
11/16/2016

Print Name:  Gwen Fleming, Portfolio Manager




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
1.  Issuer:  Barclays PLC (2026)
06738EAP0
2.  Date of Purchase:  08/03/2016		3.  Date offering commenced:
08/03/2016
4.  Underwriter(s) from whom purchased: Barclays Capital Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC__________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $270,556
7.  Aggregate principal amount or total number of shares of offering:
  $1,350,000,000
8.  Purchase price (net of fees and expenses):  $102.789_______
9.  Initial public offering price:  $102.789_______
10.  Commission, spread or profit: 0.450%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Gwen Fleming___________________		Date:
9/12/2016

Print Name:  Gwen Fleming, Portfolio Manager



For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
1.  Issuer:  Boston Properties Limited Partnership (2026)
10112RAYD
2.  Date of Purchase:  08/08/2016		3.  Date offering commenced:
08/08/2016
4.  Underwriter(s) from whom purchased: J.P. Morgan Securities LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC__________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $119,125
7.  Aggregate principal amount or total number of shares of offering:
$1,000,000,000
8.  Purchase price (net of fees and expenses):  $99.271_______
9.  Initial public offering price:  $99.271_______
10.  Commission, spread or profit: 0.650%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Gwen Fleming___________________		Date:
8/15/2016

Print Name:  Gwen Fleming, Portfolio Manager




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
1.  Issuer:  Crown Castle International Corp. (2021)    22822VAD3
2.  Date of Purchase:  08/22/2016		3.  Date offering commenced:
08/22/2016
4.  Underwriter(s) from whom purchased: Citigroup Global Markets Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC__________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $49,986
7.  Aggregate principal amount or total number of shares of offering:
$700,000,000
8.  Purchase price (net of fees and expenses):  $99.972_______
9.  Initial public offering price:  $99.972_______
10.  Commission, spread or profit: 0.600%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Gwen Fleming___________________		Date:
8/15/2016

Print Name:  Gwen Fleming, Portfolio Manager




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
1.  Issuer:  Cox Communications, Inc. (2026)      224044CG0
2.  Date of Purchase:  09/08/2016		3.  Date offering commenced:
09/08/2016
4.  Underwriter(s) from whom purchased: J.P. Morgan Securities LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets, MUFG Securities Americas
Inc.____________________________

6.  Aggregate principal amount or number of shares purchased:  $24,958
7.  Aggregate principal amount or total number of shares of offering:
$1,000,000,000
8.  Purchase price (net of fees and expenses):  $99.831_______
9.  Initial public offering price:  $99.831_______
10.  Commission, spread or profit: ________
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Gwen Fleming___________________		Date:
10/15/2016

Print Name:  Gwen Fleming, Portfolio Manager




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
1.  Issuer:  The Charles Schwab Corporation                 808513AP0
2.  Date of Purchase:  10/24/2016		3.  Date offering commenced:
10/24/2016
4.  Underwriter(s) from whom purchased: Credit Suisse Securities (USA) LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC___________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $36,500,000
7.  Aggregate principal amount or total number of shares of offering:
$600,000,000
8.  Purchase price (net of fees and expenses):  $100.000_______
9.  Initial public offering price:  $100.000_______
10.  Commission, spread or profit: 1.250%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Gwen Fleming___________________		Date:
11/16/2016

Print Name:  Gwen Fleming, Portfolio Manager




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
1.  Issuer:  Morgan Stanley (2021)                        61746BED4
2.  Date of Purchase:  11/14/2016		3.  Date offering commenced:
11/14/2016
4.  Underwriter(s) from whom purchased: Morgan Stanley & Co. LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC___________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $35,318,595
7.  Aggregate principal amount or total number of shares of offering:
$3,250,000,000
8.  Purchase price (net of fees and expenses):  $99.489_______
9.  Initial public offering price:  $99.489_______
10.  Commission, spread or profit: 0.350%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Gwen Fleming___________________		Date:
12/13/2016

Print Name:  Gwen Fleming, Portfolio Manager




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Intermediate Fixed Income Investments
1.  Issuer:  Analog Devices, Inc.
(2026)_____________________032654AN5__________
2.  Date of Purchase:  11/30/2016		3.  Date offering commenced:
11/30/2016___
4.  Underwriter(s) from whom purchased: Credit Suisse Securities (USA) LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC__________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $6,458,790
7.  Aggregate principal amount or total number of shares of offering:
$900,000,000
8.  Purchase price (net of fees and expenses):  $99.366_______
9.  Initial public offering price:  $99.366_______
10.  Commission, spread or profit: 0.650%______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Gwen Fleming___________________		Date:
12/13/2016

Print Name:  Gwen Fleming, Portfolio Manager




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Securities Fund
Name of Adviser or Sub-Adviser:   Rogge Global Partners
Plc_____________________
1.  Issuer:  Simon Property Group LP (US828807DA20)
2.  Date of Purchase:  11/15/2016		3.  Date offering commenced:
11/15/2016
4.  Underwriter(s) from whom purchased: Bank of America Securities
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank______
	________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $1,534,948.80
7.  Aggregate principal amount or total number of shares of offering:
$548,196,000
8.  Purchase price (net of fees and expenses):  $99.672_______
9.  Initial public offering price:  $99.672_______
10.  Commission, spread or profit: 0.32%____            $4912___
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_


_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Sukhjivan Singh___________________		Date:
11/30/2016

Print Name:  Sukhjivan Sing, Compliance




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Securities Fund
Name of Adviser or Sub-Adviser:   Rogge Global Partners
Ltd_____________________
1.  Issuer:  AET 2.8 15/JUN/23 (US00817YAV02))
2.  Date of Purchase:  06/02/2016		3.  Date offering commenced:
06/02/2016
4.  Underwriter(s) from whom purchased: Citibank NA
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank______
	_________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $1,248,175
7.  Aggregate principal amount or total number of shares of offering:
$1,298,102,000
8.  Purchase price (net of fees and expenses):  $99.854_______
9.  Initial public offering price:  $99.854_______
10.  Commission, spread or profit: 0.658%____            $8213___
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_


_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Sukhjivan Singh___________________		Date:
07/12/2016

Print Name:  Sukhjivan Sing, Compliance




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Securities Fund
Name of Adviser or Sub-Adviser:   Rogge Global Partners
Plc_____________________
1.  Issuer:  SO 1 20/Jun/22 (XS1434560642)
2.  Date of Purchase:  06/13/2016		3.  Date offering commenced:
06/13/2016
4.  Underwriter(s) from whom purchased: Barclays Bank Plc
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank______
	________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $1,291,446
7.  Aggregate principal amount or total number of shares of offering:
$596,052,000
8.  Purchase price (net of fees and expenses):  $99.342_______
9.  Initial public offering price:  $99.342_______
10.  Commission, spread or profit: 0.65%____            $8394___
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_


_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Sukhjivan Singh___________________		Date:
07/12/2016

Print Name:  Sukhjivan Sing, Compliance




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE International Fixed Income Securities Fund
Name of Adviser or Sub-Adviser:   Rogge Global Partners
Plc_____________________
1.  Issuer:  TAP 1.45 15/Jul/19 (US60871RAE09)
2.  Date of Purchase:  06/28/2016		3.  Date offering commenced:
06/28/2016
4.  Underwriter(s) from whom purchased: Merrill Lynch
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Investment Bank______
	_________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $899,550
7.  Aggregate principal amount or total number of shares of offering:
$499,750,000
8.  Purchase price (net of fees and expenses):  $99.95_______
9.  Initial public offering price:  $99.95_______
10.  Commission, spread or profit: 0.25%____            $2249___
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_


_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Sukhjivan Singh___________________		Date:
07/12/2016

Print Name:  Sukhjivan Sing, Compliance




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:
NCRAM____________________________________
1.  Issuer:  GLP Capital LP / GLP Financing II Inc.
2.  Date of Purchase:  04/11/2016		3.  Date offering commenced:
04/11/2016
4.  Underwriter(s) from whom purchased: JP Morgan Securities
5.  "Affiliated Underwriter" managing or participating in syndicate:
Nomura Securities International/UBS Securities
LLC______________________________

6.  Aggregate principal amount or number of shares purchased:  $
7.  Aggregate principal amount or total number of shares of offering:
$400mm
8.  Purchase price (net of fees and expenses):  $100_______
9.  Initial public offering price:  $100_______
10.  Commission, spread or profit: 0.94%____            $________
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_


_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Neil Daniele___________________		Date:
04/12/2016

Print Name:  Neil Daniele




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:
NCRAM____________________________________
1.  Issuer:  GLP Capital LP / GLP Financing II Inc.
2.  Date of Purchase:  04/11/2016		3.  Date offering commenced:
04/11/2016
4.  Underwriter(s) from whom purchased: JP Morgan Securities
5.  "Affiliated Underwriter" managing or participating in syndicate:
Nomura Securities International/UBS Securities
LLC_____________________________

6.  Aggregate principal amount or number of shares purchased:  $
7.  Aggregate principal amount or total number of shares of offering:
$975,000,000
8.  Purchase price (net of fees and expenses):  $100_______
9.  Initial public offering price:  $100_______
10.  Commission, spread or profit: 0.94%____            $______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_


_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Neil Daniele___________________		Date:
04/12/2016

Print Name:  Neil Daniele




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:
NCRAM____________________________________
1.  Issuer:  CVR PARTNERS/CVR NITROGE
2.  Date of Purchase:  06/03/2016		3.  Date offering commenced:
06/03/2016___
4.  Underwriter(s) from whom purchased: Credit Suisse
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS____________________________________________________________
_________

6.  Aggregate principal amount or number of shares purchased:  $20mm
7.  Aggregate principal amount or total number of shares of offering:
$645mm
8.  Purchase price (net of fees and expenses):  $97.499_______
9.  Initial public offering price:  $97.499_______
10.  Commission, spread or profit: 01.00%____            $______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_


_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Barbara Keller___________________		Date:
06/06/2016

Print Name:  Barbara Keller




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:
NCRAM____________________________________
1.  Issuer:  DIAMOND 1 FIN / DIAMOND 2
2.  Date of Purchase:  06/08/2016
3.  Date offering commenced:  06/08/2016
4.  Underwriter(s) from whom purchased: JP Morgan
5.  "Affiliated Underwriter" managing or participating in syndicate:
Nomura
________________________________________________________________
_

6.  Aggregate principal amount or number of shares purchased:  $25mm
7.  Aggregate principal amount or total number of shares of offering:
$1625mm
8.  Purchase price (net of fees and expenses):  $100_______
9.  Initial public offering price:  $100_______
10.  Commission, spread or profit: 1.75%____            $______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Barbara Keller___________________		Date:
06/09/2016

Print Name:  Barbara Keller




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:
NCRAM____________________________________
1.  Issuer:  DIAMOND 1 FIN / DIAMOND 2
2.  Date of Purchase:  06/08/2016
3.  Date offering commenced:  06/08/2016
4.  Underwriter(s) from whom purchased: JP Morgan Securities
5.  "Affiliated Underwriter" managing or participating in syndicate:
Nomura
________________________________________________________________

6.  Aggregate principal amount or number of shares purchased:  $25mm
7.  Aggregate principal amount or total number of shares of offering:
$1625mm
8.  Purchase price (net of fees and expenses):  $100_______
9.  Initial public offering price:  $100_______
10.  Commission, spread or profit: 1.75%____            $______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Barbara Keller___________________		Date:
06/09/2016

Print Name:  Barbara Keller




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE High Yield Investments
Name of Adviser or Sub-Adviser:
NCRAM____________________________________
1.  Issuer:  HCA INC.
2.  Date of Purchase:  08/08/2016
3.  Date offering commenced:  08/08/2016
4.  Underwriter(s) from whom purchased: JP Morgan
5.  "Affiliated Underwriter" managing or participating in syndicate:
USA
________________________________________________________________
____

6.  Aggregate principal amount or number of shares purchased:  $25mm
7.  Aggregate principal amount or total number of shares of offering:
$1,200mm
8.  Purchase price (net of fees and expenses):  $100_______
9.  Initial public offering price:  $100_______
10.  Commission, spread or profit: 1.00%____            $______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Barbara Keller___________________		Date:
08/09/2016

Print Name:  Barbara Keller




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities and Government Securities

FUND:  PACE Strategic Fixed Income Investments Fund
Name of Adviser or Sub-Adviser:
Neuberger Berman Fixed Income
LLC__________
1.  Issuer:  Mitsubishi UFJ FIN GRP,
cusip 606822A117
2.  Date of Purchase:  09/06/2016
3.  Date offering commenced:  09/06/2016
4.  Underwriter(s) from whom purchased: Morgan Stanley
5.  "Affiliated Underwriter" managing or participating in syndicate:
USA
________________________________________________________________
____

6.  Aggregate principal amount or number of shares purchased:
15,000,000 (total across firm)
7.  Aggregate principal amount or total number of shares of offering:
500,000,000
8.  Purchase price (net of fees and expenses):  $100_______
9.  Initial public offering price:  $100_______
10.  Commission, spread or profit: .40%____            $______
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_



_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Robert Summers___________________		Date:
09/22/2016

Print Name:  Robert Summers




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities

FUND:  PACE Strategic Fixed Income Investments Fund
1.  Issuer:  Republic of Argentina
(CUSIP 040114GR5)
2.  Date of Purchase:  TD:
04/19/2016__________________________________________
3.  Date offering commenced:
04/19/2016_______________________________________
4.  Underwriter(s) from whom purchased:
Deutsche Bank Securities Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
USA Securities
LLC________________________________________________________

6.  Aggregate principal amount or number of shares purchased:
400,000 in account
7.  Aggregate principal amount or total number of shares of offering:
1,944,000,000
8.  Purchase price (net of fees and expenses):  $100_______
9.  Initial public offering price:  $100_______
10.  Commission, spread or profit:
____562.00bp vs T 1 1/4  03/31/2021_____________
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_


_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Blayze Hanson___________________		Date:
05/17/2016

Print Name:  Blayze Hanson




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O


FORM 10f-3
Registered Domestic Securities

FUND:  PACE Strategic Fixed Income Investments Fund
1.  Issuer:  Republic of Argentina
(CUSIP 040114GQ7)
2.  Date of Purchase:  TD:
04/19/2016__________________________________________
3.  Date offering commenced:
04/19/2016_______________________________________
4.  Underwriter(s) from whom purchased:
Deutsche Bank Securities Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
USA Securities
LLC________________________________________________________

6.  Aggregate principal amount or number of shares purchased:
 400,000 in account
7.  Aggregate principal amount or total number of shares of offering:
2,556,000,000
8.  Purchase price (net of fees and expenses):  $100_______
9.  Initial public offering price:  $100_______
10.  Commission, spread or profit:
____562.00bp vs T 1 1/4  03/31/2021_____________
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are part of an issue registered under
the Securities Act of 1933 that is being offered to the
public, or is part of an issue of government securities
(as defined in section 2(a)(16) of the 1940 Act).
b.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights
offering, the securities were purchased on or before
the fourth day preceding the day on which the
offering terminated).
c.	The securities purchased at a price not more then the
price paid by each other purchaser in the offering.
d.	The underwriting was a firm commitment
underwriting.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_

_
_
_
_
_
_
_




_
_
_
_
_
_
_





_
_
_
_
_
_
_


_
_
_
_
_
_
_

e.	The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same
period.
f.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three
years.
X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_
_
_
_
_
_
_
_



_
_
_
_
_
_
_

g.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment
discretion did not exceed 25% of the principal
amount of the offering.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_
h.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.
X
_
_
_
_
_
_
_
_
_
_
_
_
_
_

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved  :	/s/  Blayea Hanson___________________		Date:
05/17/2016

Print Name:  Blayze Hanson




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE HIGH YIELD
Name of Adviser or Sub-Adviser:
NCRAM_____________________________________
1.  Issuer:  ZIGGO BOND FINANCE BV
2.  Date of Purchase:  09/16/2016
3.  Date offering commenced: 09/16/2016
4.  Underwriter(s) from whom purchased:
Credit Suisse Securities USA LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
Nomura Securities
International_______________________________________________

6.  Aggregate principal amount or number of shares purchased:  $20mm
7.  Aggregate principal amount or total number of shares of offering:
2,000mm
8.  Purchase price (net of fees and expenses):  $100
9.  Initial public offering price:  $100
10.  Commission, spread or profit:  _0________%              $____________
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act
of 1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably
believed to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_

_
_
_
_
_
_
_





_
_
_
_
_
_
_

e.	The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.
Y
E
S

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_
N
O

_
_
_
_
_
_
_
g.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
i.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X
_
_
_
_
_
_
_




_
_
_
_
_
_
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Barbara Keller______________________	Date:
____09/16/2016__
Print Name:  Barbara Keller, CCO



For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE HIGH YIELD
Name of Adviser or Sub-Adviser:  NCRAM
1.  Issuer:  ZIGGO BOND FINANCE BV
2.  Date of Purchase:  09/16/2016
3.  Date offering commenced: 09/16/2016
4.  Underwriter(s) from whom purchased:
Credit Suisse Securities USA LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
Nomura Securities
International_______________________________________________

6.  Aggregate principal amount or number of shares purchased:  $30mm
7.  Aggregate principal amount or total number of shares of offering:
$625mm
8.  Purchase price (net of fees and expenses):  $100
9.  Initial public offering price:  $100
10.  Commission, spread or profit:  _0.75________%              $____________
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act
of 1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably
believed to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_


_
_
_
_
_
_
_





_
_
_
_
_
_
_

e.	The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.
Y
E
S

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_
N
O

_
_
_
_
_
_
_
g.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
i.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X
_
_
_
_
_
_
_




_
_
_
_
_
_
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Barbara Keller______________________	Date:
____10/05/2016__
Print Name:  Barbara Keller, CCO



For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE HIGH YIELD
Name of Adviser or Sub-Adviser:  NCRAM
1.  Issuer:  ZIGGO SECURED FINANCE BV
2.  Date of Purchase:  09/16/2016
3.  Date offering commenced: 09/16/2016
4.  Underwriter(s) from whom purchased:
Credit Suisse Securities (Europe) Ltd.
5.  "Affiliated Underwriter" managing or participating in syndicate:
Nomura International
PLC___________________________________________________

6.  Aggregate principal amount or number of shares purchased:  ?1.5MM
7.  Aggregate principal amount or total number of shares of offering:
?750MM
8.  Purchase price (net of fees and expenses):  ?100
9.  Initial public offering price:  ?100
10.  Commission, spread or profit:  _N/A________%              $____________
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act
of 1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably
believed to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_




X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_

_
_
_
_
_
_
_





_
_
_
_
_
_
_

e.	The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.
Y
E
S

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_
N
O

_
_
_
_
_
_
_
g.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
i.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X
_
_
_
_
_
_
_




_
_
_
_
_
_
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Barbara Keller______________________	Date:
____09/19/2016__
Print Name:  Barbara Keller, CCO



For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE HIGH YIELD
Name of Adviser or Sub-Adviser:  NCRAM
1.  Issuer:  VERITAS US INC/BERMUDA L
2.  Date of Purchase:  08/10/2016
3.  Date offering commenced: 01/28/2016
4.  Underwriter(s) from whom purchased:  Morgan Stanley
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS Securities
LLC________________________________________________________

6.  Aggregate principal amount or number of shares purchased:  ?2.5mm
7.  Aggregate principal amount or total number of shares of offering:
 ?240mm
8.  Purchase price (net of fees and expenses):  ?93.5
9.  Initial public offering price:  ?93.5
10.  Commission, spread or profit:  _0________%              $____________
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act
of 1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably
believed to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_

_
_
_
_
_
_
_






_
_
_
_
_
_
_

e.	The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.
Y
E
S

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_
N
O

_
_
_
_
_
_
_
g.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
i.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X
_
_
_
_
_
_
_




_
_
_
_
_
_
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Barbara Keller______________________	Date:
____08/11/2016__
Print Name:  Barbara Keller, CCO



For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE HIGH YIELD INVESTMENTS
Name of Adviser or Sub-Adviser:  NCRAM
1.  Issuer:  UBS Securities
2.  Date of Purchase:  05/25/2016
3.  Date offering commenced: 05/25/2016
4.  Underwriter(s) from whom purchased:  Goldman Sachs
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS
Securities________________________________________________________
____

6.  Aggregate principal amount or number of shares purchased:
$15MM
7.  Aggregate principal amount or total number of shares of offering:
  $1.1MM
8.  Purchase price (net of fees and expenses):  $100
9.  Initial public offering price:  $100
10.  Commission, spread or profit:  _2.25________%              $____________
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act
of 1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably
believed to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_

_
_
_
_
_
_
_






_
_
_
_
_
_
_

e.	The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.
Y
E
S

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_
N
O

_
_
_
_
_
_
_
g.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
i.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X
_
_
_
_
_
_
_




_
_
_
_
_
_
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Barbara Keller______________________	Date:
____05/25/2016__
Print Name:  Barbara Keller, CCO



For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE HIGH YIELD INVESTMENTS
Name of Adviser or Sub-Adviser:  NCRAM
1.  Issuer:  SCHUMANN SPA
2.  Date of Purchase:  07/14/2016
3.  Date offering commenced: 07/14/2016
4.  Underwriter(s) from whom purchased:
Morgan Stanley & Co International PLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS
LTD/LONDON___________________________________________________
____

6.  Aggregate principal amount or number of shares purchased:
2mm
7.  Aggregate principal amount or total number of shares of offering:
400mm
8.  Purchase price (net of fees and expenses):  100
9.  Initial public offering price:  100
10.  Commission, spread or profit:  _1.75________%              $____________
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act
of 1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably
believed to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_

_
_
_
_
_
_
_






_
_
_
_
_
_
_

e.	The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.
Y
E
S

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_
N
O

_
_
_
_
_
_
_
g.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
i.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X
_
_
_
_
_
_
_




_
_
_
_
_
_
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Barbara Keller______________________	Date:
____07/14/2016__
Print Name:  Barbara Keller, CCO



For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE HIGH YIELD INVESTMENTS
Name of Adviser or Sub-Adviser:  NCRAM
1.  Issuer:  SCHUMANN SPA
2.  Date of Purchase:  07/14/2016
3.  Date offering commenced: 07/14/2016
4.  Underwriter(s) from whom purchased:
Morgan Stanley & Co International PLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
UBS LTD/LONDON
_______________________________________________________

6.  Aggregate principal amount or number of shares purchased:
3mm
7.  Aggregate principal amount or total number of shares of offering:
 325mm
8.  Purchase price (net of fees and expenses):  99
9.  Initial public offering price:  99
10.  Commission, spread or profit:  _1.75________%
$____________
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act
of 1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably
believed to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_

_
_
_
_
_
_
_






_
_
_
_
_
_
_

e.	The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.
Y
E
S

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_
N
O

_
_
_
_
_
_
_
g.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
i.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X
_
_
_
_
_
_
_




_
_
_
_
_
_
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Barbara Keller______________________	Date:
____07/14/2016__
Print Name:  Barbara Keller, CCO



For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE INTERMEDIATE FIXED INCOME INVESTMENTS
1.  Issuer:  Penske Truck Leasing Co., LP (2026)
2.  Date of Purchase:  10/26/2016
3.  Date offering commenced: 10/26/2016
4.  Underwriter(s) from whom purchased:  J.P. Morgan Securities LLC
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC_________________________________________________

6.  Aggregate principal amount or number of shares purchased:
$14,954,250
7.  Aggregate principal amount or total number of shares of offering:
 $600,000,000
8.  Purchase price (net of fees and expenses):  $99.695
9.  Initial public offering price:  $99.695
10.  Commission, spread or profit:  _0.550%________%
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act
of 1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably
believed to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_

_
_
_
_
_
_
_






_
_
_
_
_
_
_

e.	The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.
Y
E
S

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_
N
O

_
_
_
_
_
_
_
g.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
i.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X
_
_
_
_
_
_
_




_
_
_
_
_
_
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Gwen Fleming______________________	Date:
____11/16/2016__
Print Name:  Gwen Fleming, Portfolio Compliance



For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE INTERMEDIATE FIXED INCOME INVESTMENTS
1.  Issuer:  CF Industries, Inc. (2026)
2.  Date of Purchase:  11/10/2016		3.  Date offering commenced:
11/10/2016
4.  Underwriter(s) from whom purchased: Morgan Stanley & Co. LLC,
Goldman Sachs & Co.

5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital
Markets_______________________________________________________

6.  Aggregate principal amount or number of shares purchased:
$4,472,325
7.  Aggregate principal amount or total number of shares of offering:
$750,000,000
8.  Purchase price (net of fees and expenses):  $99.385
9.  Initial public offering price:  $99.385
10.  Commission, spread or profit:  _0.010%________%              $____________
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act
of 1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably
believed to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_

_
_
_
_
_
_
_






_
_
_
_
_
_
_

e.	The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.
Y
E
S

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_
N
O

_
_
_
_
_
_
_
g.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
i.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X
_
_
_
_
_
_
_




_
_
_
_
_
_
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Gwen Fleming______________________	Date:
____12/13/2016__
Print Name:  Gwen Fleming



For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BLACKROCK FINANCIAL MANAGEMENT,
INC.
1.  Issuer:  The Republic of Argentina (2026)
2.  Date of Purchase:  04/19/2016
3.  Date offering commenced: 04/19/2016
4.  Underwriter(s) from whom purchased:  Deutsche Bank Securities Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC___________________________________________________

6.  Aggregate principal amount or number of shares purchased:
$205,000.00
7.  Aggregate principal amount or total number of shares of offering:
 $6,500,000,000
8.  Purchase price (net of fees and expenses):  $100.000
9.  Initial public offering price:  $100.000
10.  Commission, spread or profit:  _0.600________%              $____________
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act
of 1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably
believed to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_

_
_
_
_
_
_
_






_
_
_
_
_
_
_

e.	The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.
Y
E
S

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_
N
O

_
_
_
_
_
_
_
g.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
i.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X
_
_
_
_
_
_
_




_
_
_
_
_
_
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Spencer Fleming______________________	Date:
____08/31/2016__
Print Name:  Spencer Fleming, Portfolio Compliance



For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE Intermediate Fixed Income Investments
Name of Adviser or Sub-Adviser:  BLACKROCK FINANCIAL MANAGEMENT,
INC.
1.  Issuer:  The Republic of Argentina (2019)
2.  Date of Purchase:  04/19/2016
3.  Date offering commenced: 04/19/2016
4.  Underwriter(s) from whom purchased:  Deutsche Bank Securities, Inc.
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC_________________________________________________

6.  Aggregate principal amount or number of shares purchased:
$295,000.00
7.  Aggregate principal amount or total number of shares of offering:
$2,750,000,000
8.  Purchase price (net of fees and expenses):  $100.000
9.  Initial public offering price:  $100.000
10.  Commission, spread or profit:  _0.600________%              $____________
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act
of 1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably
believed to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_

_
_
_
_
_
_
_






_
_
_
_
_
_
_

e.	The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.
Y
E
S

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_
N
O

_
_
_
_
_
_
_
g.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
i.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X
_
_
_
_
_
_
_




_
_
_
_
_
_
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Spencer Fleming______________________	Date:
____08/31/2016__
Print Name:  Spencer Fleming, Portfolio Compliance




For
period
ending
January
31, 2017

Exhibit 77Q1
File
number
811-
8764

Exhibit 77O

FORM 10f-3
Rule 144A Securities
FUND:  PACE Intermediate Fixed Income Investments
1.  Issuer:  The Goldman Sachs Group, Inc.
(2049)___________________38148BAC2________
2.  Date of Purchase:  07/20/2016
3.  Date offering commenced: 07/20/2016
4.  Underwriter(s) from whom purchased:  Goldman, Sachs & Co..
5.  "Affiliated Underwriter" managing or participating in syndicate:
PNC Capital Markets
LLC_________________________________________________

6.  Aggregate principal amount or number of shares purchased:
$35,000.00
7.  Aggregate principal amount or total number of shares of offering:
$650,000,000
8.  Purchase price (net of fees and expenses):  $100.000
9.  Initial public offering price:  $100.000
10.  Commission, spread or profit:  _0.015________%              $____________
11.  Have the following conditions been satisfied?
Y
E
S
N
O
a.	The securities are sold in an offering exempt from
registration under Section 4(2) of the Securities Act
of 1933, Rule 144A or Regulation D.
b.	The securities are sold to persons reasonably
believed to be "qualified institutional buyers"
("QIBs").
c.	The securities are reasonably believed to be eligible
for resale to other QIBs.
d.	The securities were purchased prior to the end of the
first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).


X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_

X
_
_
_
_
_
_
_





X
_
_
_
_
_
_
_



_
_
_
_
_
_
_


_
_
_
_
_
_
_

_
_
_
_
_
_
_






_
_
_
_
_
_
_

e.	The securities were purchased at a price not more
than the price paid by each other purchaser in the
offering or any concurrent offering.
f.	The underwriting was a firm commitment
underwriting.
Y
E
S

X
_
_
_
_
_
_
_


X
_
_
_
_
_
_
_
N
O

_
_
_
_
_
_
_
g.	The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
h.	The issuer of the securities and any predecessor has
been in continuous operation for not less than three years.


X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
i.	The amount of such securities purchased by the
Fund and all other accounts over which the Adviser
(or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.




X
_
_
_
_
_
_
_




_
_
_
_
_
_
_
j.	No Affiliated Underwriter benefited directly or
indirectly from the purchase.

X
_
_
_
_
_
_
_


_
_
_
_
_
_
_
Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:   /s/ Gwen Fleming______________________	Date:
____08/15/2016__
Print Name:  Gwen Fleming, Portfolio Compliance